SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORTPURSUANT TO SECTION 13 OR 15(d) OFTHE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 25, 2018

iQSTEL Inc.

(Exact name of registrant as specified in its charter)

Nevada	333-176376	45-2808620
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Aragon Avenue, Suite 375 Coral Gables, FL 33134	33134
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (954) 951-8191

1000 Woodbridge Center Drive, Ste. 213

Woodbridge, NJ 07095

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Explanatory Note

On June 28, 2018, we filed a Current Report on Form 8-K to disclose entering into a Membership Interest Purchase Agreement (the “Purchase Agreement”) with Etelix.com USA, LLC., a privately held limited liability company incorporated under the laws of Florida (“Etelix”), and the members of Etelix, described in Item 1.01 to that report. This Amendment is filed to provide the required financial statements of the businesses acquired and pro forma financial information.

CAUTIONARY STATEMENT CONCERNING FORWARD LOOKING STATEMENTS

This Current Report on Form 8-K includes forward-looking statements relating to matters that are not historical facts. Forward-looking statements provide PureSnax International Inc.’s (the “Company”) current expectations and forecasts about future events. Forward-looking statements may be identified by the use of words such as “expect,” “believe,” “will,” “would,” “should” or comparable terminology or the negative of these words, or by discussions of strategy. While the Company believes its assumptions and expectations underlying forward-looking statements are reasonable, there can be no assurance that actual results will not be materially different. Risks and uncertainties that could cause actual results to differ include, without limitation, failure to consummate or delays in consummating the transactions described herein, transaction costs associated with the transactions described herein, unexpected losses of economies of scope or scale as a result of the transactions described herein, a decrease or adjustment in the purchase price or other amendment to the definitive agreements for the transactions described herein, failure to obtain necessary governmental approvals for the transactions described herein, and other risks and uncertainties included in reports the Company files with or furnishes to the Securities and Exchange Commission. The Company cautions you that no forward-looking statement is a guarantee of future performance, and you should not place undue reliance on these forward-looking statements which reflect the Company’s view only as of the date of this report. The Company undertakes no obligation to update any forward-looking information.

SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 - ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Membership Interest Purchase Agreement

On June 25, 2018, PureSnax International, Inc. (the “Company”), entered into a Membership Interest Purchase Agreement (the “Purchase Agreement”) with Etelix.com USA, LLC., a privately held limited liability company incorporated under the laws of Florida (“Etelix”), and the members of Etelix. As a result of the transaction, Etelix became a wholly-owned subsidiary of the Company. In accordance with the terms of the Purchase Agreement, at the closing an aggregate of 13,751,875 shares of the Company’s common stock were issued to the holders of Etelix in exchange for their membership interests of Etelix.

Further under the Purchase Agreement, as set forth more fully below, the current officers and directors of the Company have resigned and certain of the principals of Etelix have been appointed as officers and directors of the Company.

The Company entered into certain ancillary agreements (the “Ancillary Agreements”) noted in the Purchase Agreement, consisting of three Conversion Agreements the Company executed with Carmen Cabell, Patrick Gosselin and Mark Engler. The Conversion Agreements convert a portion of the Series A Preferred Stock held by these shareholders into shares of the Company’s common stock, and cancels the balance of the Series A Preferred Stock held by these shareholders. Following the execution of the Conversion Agreements, Mr. Gosselin owns 250,032 shares of common stock and no shares of preferred stock in the Company; Mr. Cabell owns 250,080 shares of common stock and no shares of preferred stock in the Company; and Mr. Engler owns 250,032 shares of common stock and no shares of preferred stock in the Company.

In addition, the Company entered into Employment Agreements with the following persons: (i) Leandro Iglesias as President, CEO and Chairperson of the Company’s Board of Directors with an annual salary of $54,000; (ii) Juan Carlos Lopez Silva as Chief Commercial Officer with an annual salary of $54,000; and Alvaro Quintana Cardona as Chief Operating Officer and Chief Financial Officer with an annual salary of $30,000. The Employment Agreements have a term of 36 months, are renewable automatically for 24 month periods, unless the Company gives written notice at least 90 days prior to termination of the initial 36 month term. The Company shall have the right to terminate any of the employment agreements at any time without prior notice, but in that event, the Company shall pay these persons salaries and other benefits they are entitled to receive under their respective agreements for three years.

As a result of their new Employment Agreements with the Company, Messrs. Iglesias, Silva and Quintana waived all rights to their existing employment agreements in Etelix.

Reference is made to that certain Transaction Agreement dated April 10, 2017, between Metrospaces, Inc., a Delaware corporation, and Leandro Jose Iglesias in representation of the shareholders of Etelix.com USA LLC.  Certain provisions from the Transaction Agreement, which all parties agree has been terminated, were made part of the Purchase Agreement, as follows:

•Under the Transaction Agreement, Metrospaces, Inc. agreed to pay Mr. Iglesias $2,040,000 USD in a combination of cash and stock for its 51% ownership interest in Etelix.com USA LLC.  Of that amount, Metrospaces, Inc. has paid Mr. Iglesias $180,000 USD to date. The remaining amount of $1,860,000 USD will be payable by Metrospaces, Inc. to Mr. Iglesias in the form of a stock purchase agreement for $150,000 worth of stock in Metrospaces, Inc. and the balance in the form of a convertible promissory note in favor of Mr. Iglesias in the amount of $1,710,000 USD secured by a pledge of shares of common stock in the Company that Metrospaces, Inc. shall receive in connection with the Purchase Agreement; and

•Mr. Iglesias agrees to reinvest into the Company a total of $520,000 USD within a reasonable period of time, but no later than 30 days, upon receipt of the same from Metrospaces, Inc. under the convertible promissory note described above.

The foregoing description of the Purchase Agreement and Ancillary Agreements does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Purchase Agreement and Ancillary Agreements, which are filed as Exhibits 2.1 and 10.1 through 10.6 hereto and incorporated herein by reference.

Etelix.com USA, LLC

As a result of the Purchase Agreement and the Ancillary Agreements, the Company intends to carry on the business of Etelix as its primary line of business. The Company has relocated its principal executive offices to 300 Aragon Avenue, Suite 375, Coral Gables, FL 33134, and its telephone number is now (954) 951-8191.

Etelix.com USA, LLC is an international telecom carrier that provides telecom and technology solutions worldwide, with commercial presence in North America, Latin America and Europe.

Due to its 214-license granted by the Federal Communications Commission (FCC), Etelix provides International Long-Distance voice termination in the wholesale market through over 150 interconnections with PSTN, Mobile and MVNO operators World-Wide.

The company provides 7x24 network monitoring through two Network Operation Centers (NOCs), one located in America and another one in Europe, with bilingual staff (English- Spanish). All network platform (switches, billing platform, router engines, session border controllers, DB servers, ERP platform) are located in Miami Downtown, FL, and are accessed remotely from all employees around the world using a secure data connection.

The company has outlined a business plan based on the following line of actions:

•Strengthen the commercial position in Latin America where the company has developed deep commercial and personal relationships since its beginning. Latin America, including the Caribbean region, concentrates 28% (*) of the termination traffic in the industry. For that reason, the company plans to keep working on keeping a strong presence in the region.

•Deepen market presence in Asia and Africa: These are new markets for the company. Africa is currently the market with the higher contribution margins and Asia concentrates one third of the termination traffic in the industry. Last year company stablished a new office in Europe (La Coruña, Spain) which was the first movement in penetrating these two new markets. Estimations show that 56% (*) of the traffic terminating in Africa is originated from customers in Europe, so establishing a commercial point of presence in Europe is designed to put the company closer to the customer traffic.

•The new office in Spain is also believed to strengthen the development of the Asian market, since 37% (*) of the traffic that terminates in that region is originated in Europe while 62% (*) is originated from America where company has already a strong presence.

•Keep working on establish a global recognition to facilitate new markets presence.

•Develop new products associated with the wholesale business.

•Strengthen commercial relations with the main international traffic generators.

* Source International Telecommunications Union (www.itu.int)

Risk Factors associated with Etelix’s Business

International Long Distance traffic market size is estimated in 13 Billion US$ in revenue per year, and 552 Billion Minutes per year (Note1) (Note2). It is estimated that Wholesale Carriers has a 68% share of the total market, carrying over 375 Billion Minutes per year (Note1). The number of minutes carried by wholesale carriers has been increasing during the last years since most retail service providers, such as mobile operators, calling-card providers, and new VoIP-based market entrants, rely heavily on wholesale carriers to transport and terminate their customers’ international calls.

Since year 2013 the market of international long distance calls has been reducing its size in about 2-3% (Note1) (Note3). This recent decline comes to the hands of over-the-top (OTT) communication and app services. Consumers can choose from a broad range of smartphone based communications apps, including WhatsApp, Facebook Messenger, WeChat, Viber, and Apple’s Facetime, among others.

However, the market is not experiencing a total migration of users to the new communication solutions; since the numbers reveal that the existence of these new services has increased the total number of international calls. In fact, it is estimated that today OTT applications account for a volume slightly higher than 550 million minutes per year on cross-border communications (Note1). Which means that the market has doubled its total numbers to the existing ones before the appearance of these new solutions.

While average prices have been declining globally, rates to a few destinations—particularly mobiles in some emerging market countries—remain high, strengthening wholesale revenues. A route-by-route comparison of international traffic with international wholesale revenues reveals destinations for which wholesale revenues are disproportionately high. For example, the France to Tunisia route accounts for 1.5% of revenues, but only 0.25% of volume. Similarly, The United States to Cuba route accounts for close to 2.6% of revenues while making up around 0.15% of volume. Africa accounted for approximately 10% of wholesale traffic, but 33% of wholesale revenues (Note1).

According to some market analysis, there are nine major players who gather 50.36% of the total market. These are: Vodafone (10.87%); TATA (9.96%); Orange (5.80%); BICS (4.71%); iBasis (4.53%); IDT (4.35%); Telecom Italia (3.62%); Deutsche Telecom (3.44%) and Verizon (3.08%) (Note1); with the only exception of Orange, Etelix has interconnection agreements with the other eight companies listed before.

In order to be able to increase the business volume with those customers it is necessary to increase working capital; since this will allow the company to get discounts on the termination costs that usually can be negotiated based on shorter payment terms; and will also allow the company to “finance” higher sale volumes to the big players due to they require longer payment terms (30 days /30).

Etelix´s current market share is less than 0.1%.

Note 1: source Telegeography a Telecommunications market research and consulting firm (www.telegeography.com)

Note 2: source International Telecommunications Union (www.itu.int)

Note 3: source Hot Telecom a Telecom Research and Consulting firm (www.hottelecom.com)

SECTION 2 – FINANCIAL INFORMATION

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

The information set forth in Item 1.01 of this Current Report on Form 8-K that relates to the completion of acquisition of assets is incorporated by reference into this Item 2.01.

SECTION 3 – SECURITIES AND TRADING MARKETS

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

The information set forth in Item 1.01 of this Current Report on Form 8-K that relates to the unregistered sales of equity securities is incorporated by reference into this Item 3.02.

On June 25, 2018, the Company closed a private offering of shares of its common stock to several investors for a total issuance of 350,000 shares of common stock at an offering price of $0.025 per share.

The issuance of the shares is exempt from registration in reliance upon Section 4(2) and/or Regulation D of the Securities Act of 1933, as amended.

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT

The information set forth in Item 1.01 of this Current Report on Form 8-K that relates to the change of control of the registrant is incorporated by reference into this Item 3.02.

As a result of the issuance of 13,751,875 shares of common stock to the members of Etelix under the Purchase Agreement, there has been a change in control of the Company.

There are no arrangements known to the Company, the operation of which may, at a subsequent date, result in a change in control of the Company.

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

The information set forth in Item 3.02 of this Current Report on Form 8-K that relates to the appointment of officers and directors, resignations of current officers and directors and compensatory arrangements is incorporated by reference into this Item 5.02.

On June 25, 2018, Patrick Gosselin and Mark Engler resigned as members of the Company’s board of directors and as officers of the Company. On the same day, Leandro Iglesias was appointed as President, CEO, Chairperson and a member of the Company’s board of directors.  Oscar Brito was appointed as a member of the Company’s board of directors.  Alvaro Quintana Cardona was appointed as Chief Operating Officer and Chief Financial Officer of the Company.  Juan Carlos Lopez Silva was appointed as Chief Commercial Officer of the Company.

Leandro Iglesias

Before founding Etelix in year 2008, where he has acted as President and CEO; Mr. Iglesias was the International Business Manager at CANTV/Movilnet (the Venezuelan biggest telecommunications services provider).  He held this position between January 2003 and July 2008, while the company was under the control of Verizon. Previous to his position in Cantv/Movilnet Mr. Iglesias was Executive Vice President and responsible of the Latin America marketing division of American Internet Communications (August 1998 – December 2002). Leandro Iglesias has developed a carrier for more than 20 years in the telecommunications industry with a particular emphasis in the international long-distance traffic business, submarine cables, satellite communications and international roaming services. He is Electronic Engineer graduate from Universidad Simon Bolivar and graduated from the Management Program at IESA Business School. He also holds an MBA from Universidad Nororiental Gran Mariscal de Ayacucho.

Oscar Brito

Since 1997 Oscar Brito has been advising companies and investors on strategic investments and acquisitions. Since co-founding GBS Capital in 1997, he has been directly involved in over $500MM in capital raising and M&A in middle market tech and real estate deals. For the last 21 years, he has specialized in early and mid-stage Investment and M&A activity and real estate development activities. Currently he is acting as President and CFO of Metrospaces Inc. a NYC-based real estate developer focused in the US-luxury condo and apartment market. Previously he was Managing Director at GBS Capital Partner (1997-2015) and Advisor to the Board at Grooveshark (2010-2012). Mr. Brito holds a Law Degree from Universidad Catolica Andres Bello and an MBA Duke University – The Fuqua School of Business.

Alvaro Quintana Cardona

Alvaro Quintana has developed a carrier of more than twenty years of experience in the telecommunication industry with particular focus on regulatory affairs, strategic planning, value added services and international interconnection agreements. Before joying Etelix in year 2013 as Chief Operation Officer and Chief Financial Officer, Mr. Quintana acted between June 2004 and May 2013 as Interconnection and Value-Added Services Manager at Digitel (a mobile service provider in Venezuela, formerly a Telecom Italia Mobile subsidiary). He holds a Bachelor Degree in Business Administration and a Specialist Degree in Economics, both from the Universidad Catolica Andres Bello. He also holds a Master in Telecommunications from the EOI Business School in Spain.

Juan Carlos Lopez Silva

Juan Carlos Lopez is an Engineer graduated from Universidad de Los Andes, with a Master degree in Project Management from the Pontificia Universidad Javeriana; and MBA from EADA Business School; with more than 20 years of experience in project management, negotiation, business development and management on international companies. Previous to joining Etelix in August 2011 as Chief Commercial Officer, Juan Carlos was International Carrier Relations Manager at Colombia Telecomunicaciones S.A. Esp. a subsidiary of Telefonica of Spain, between September 2003 and June 2011.

There are no family relationships between the above appointments and any of the Company’s directors or executive officers.

Aside from the Purchase Agreement and the Employment Agreements, the above appointments have not had any material direct or indirect interest in any of the Company’s transactions or proposed transactions over the last two years.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.	Description
2.1	Membership Interest Purchase Agreement*
10.1	Conversion Agreement with Carmen Cabell*
10.2	Conversion Agreement with Patrick Gosselin*
10.3	Conversion Agreement with Mark Engler*
10.4	Employment Agreement with Leandro Iglesias*
10.5	Employment Agreement with Alvaro Quintana Cardona*
10.6	Employment Agreement with Juan Carlos Lopez Silva*
99.1	Audited financial information for Etelix
99.2	Interim financial information for Etelix
99.3	Unaudited pro forma financial information

* Previously filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PureSnax International, Inc.

/s/ Leandro Iglesias
Leandro Iglesias
Chief Executive Officer

Date: December 14, 2018